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                                                                    EXHIBIT 10.9


                            FORM OF ESCROW AGREEMENT


     THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of
May    , 2003, by and among NCRIC Group, Inc., a Delaware corporation ("NCRIC"),
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Wilmington Trust Company ("Wilmington Trust" or the "Escrow Agent") and Sandler
O'Neill & Partners L.P. ("Sandler").

                                    RECITALS

     A. WHEREAS, NCRIC proposes to offer for sale in an initial public offering up to 4,364,250 shares of its common stock (the "Shares") at a price of $10.00 per Share.

     B. WHEREAS, NCRIC, with the assistance of Sandler, intends to offer the Shares in a subscription offering and, if all Shares are not subscribed for in a community offering and possibly a syndicated community offering (collectively, the "Offerings") pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 25, 2003 (the "Registration Statement").

     C. WHEREAS, NCRIC desires to establish an escrow account in which funds received from persons subscribing for or purchasing Shares in the Offerings including, without limitation, members of NCRIC, A Mutual Holding Company, NCRIC's Employee Stock Ownership Plan and Stock Award Plan will be deposited pending completion of the Offerings. Wilmington Trust agrees to serve as the Escrow Agent to hold funds from, or on behalf of, subscribers or purchasers in accordance with the terms and conditions of this Agreement. NCRIC and the Transfer Agent agree to assist the Escrow Agent in administering the Escrow Account (defined below) and distributing funds held in the Escrow Account.

     D. WHEREAS, The Offerings will be completed if, among other things, during the escrow period (i) NCRIC receives subscriptions or purchase orders for at least 2,805,000 Shares and (ii) funds deposited by subscribers or purchasers in the Escrow Account equal at least $28,050,000.

     E. WHEREAS, All monies held in the Escrow Account are referred to as the "Escrow Amount."

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable, consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, agree as follows:

I.   Designation as Escrow Agent.

     Subject to the terms and conditions hereof, NCRIC and Sandler hereby appoint Wilmington Trust Company as Escrow Agent and Wilmington Trust Company hereby accepts such appointment.

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II.  Establishment of Escrow Account.

     On or prior to the date of the commencement of the Offerings, the parties shall establish an interest-bearing escrow account with the Escrow Agent, which escrow account shall be entitled "NCRIC Group, Inc. Stock Purchase Account" (the "Escrow Account"). NCRIC will instruct subscribers or purchasers to make checks or money orders for subscriptions or purchases payable to "Wilmington Trust Company, escrow agent for NCRIC Group, Inc." Escrow Agent agrees to hold all funds received by it in escrow for the subscriber or purchaser desiring to purchase Shares in the Offerings. It is understood that all checks or money orders received by the Escrow Agent are subject to clearance time, and the funds represented thereby cannot be drawn upon or invested until such time as the same constitute good and collected funds. It is also understood that should any checks be returned to the Escrow Agent as uncollectible, the Escrow Agent is authorized and instructed to charge expenses incurred by the Escrow Agent on such uncollected checks to NCRIC. The Escrow Agent shall redeposit such checks(s) for collection only upon the verbal instruction of NCRIC; however, in no instance shall the checks(s) be presented for collection more than two (2) times. Should the check(s) be uncollectible after the second presentation, the Escrow Agent shall promptly notify NCRIC and hold said check(s) until the subscriber or purchaser has replaced the same with a cashier's check or money order or such other form of draft that NCRIC and the Escrow Agent approve, at which time the Escrow Agent shall as soon as practicable return said uncollectible check(s) to the subscriber or purchaser. In the event the subscriber or purchaser does not promptly replace said check(s) with a cashier's check or money order or such other form of draft acceptable to the Escrow Agent and NCRIC, the Escrow Agent shall return the check(s) to such subscriber or purchaser. Except pursuant to NCRIC's instructions, any checks or money orders received that are made payable to a party other than "Wilmington Trust Company, escrow agent for NCRIC Group, Inc." shall be returned by the Escrow Agent to the subscriber or purchaser submitting such checks or money orders. In such cases, the Escrow Agent shall promptly notify NCRIC of such return.

III. Administration of Funds Held in Escrow.

     Sandler shall receive all stock order forms and checks or money orders from subscribers or purchasers and shall keep such appropriate books and records as are required to perform its functions described herein. Sandler will deliver promptly checks or money orders to the Escrow Agent via Federal Express each business day during the Offerings for deposit into the Escrow Account together with a copy of the subscriber's or purchaser's stock order form which sets forth, among other things, the subscriber's or purchaser's name, address, social security number, telephone number, number of Shares purchased and the, amount paid therefor. The Escrow Agent is hereby authorized to forward each check or money order for collection, deposit the check or money order in the Escrow Account and after allowing for collection of the proceeds of each check or money order in accordance with Federal Reserve Board regulations, invest the Escrow Amount. Sandler will maintain all subscriber records until the completion or termination of the Offerings.

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IV.  Rejection of Purchase Orders.

     The Registration Statement provides that the purchase of Shares in the community and any syndicated community offering is subject to Sandler's and NCRIC's approval. Sandler agrees to notify the Escrow Agent of which purchase orders are being rejected by delivering to the Escrow Agent written instructions pertaining thereto. If a purchase order is rejected, any funds held in the Escrow Account in connection with such purchase order shall be promptly returned to the purchaser, with interest earned thereon, without deduction, penalties or expense to the purchaser. Unless a certificate rejecting a purchase order is delivered to the Escrow Agent pursuant to this Section IV, all purchase orders received in the community or syndicated community offerings shall be deemed to have been accepted by Sandler.

V.   Release of Escrow Amount.

     If on the date of closing of the Offerings (as more fully described in the Registration Statement) the Escrow Agent:

     (i) holds funds representing subscriptions in the subscription offering and, if necessary, funds representing purchase orders in the community and/or syndicated community offerings (which have not been rejected pursuant to Section
3), equal to at least $28,050,000; and

     (ii) has received from Sandler a certificate stating that NCRIC has received subscriptions or purchase orders for at least 2,805,000 Shares and that the Offerings have closed, then the Escrow Agent is authorized and instructed to pay to NCRIC all principal amounts and interest owed thereon held by the Escrow Agent in connection with the Offerings in the Escrow Account representing subscriptions in the subscription offering or purchase orders in the community or syndicated community offerings except that the Escrow Agent shall: (i) distribute to purchasers in the community and syndicated community offerings principal and interest with respect to purchase orders which Sandler has rejected in accordance with Section IV, (ii) be entitled to retain amounts owing to it pursuant to Section XI, and (iii) pay to Sandler or any selected dealer out of the Escrow Amount an amount equal to Sandler's or such selected dealer's fees described in the Registration Statement.

VI.  Cancellation of Offerings.

     If NCRIC and Sandler give the Escrow Agent written notice that the Offerings have been canceled, the Escrow Agent shall promptly refund to each subscriber or purchaser the amount received from the subscriber or purchaser plus any interest that may have been earned thereon, without deduction, penalty or expense to the subscriber or purchaser, and Escrow Agent shall notify NCRIC and Sandler, in writing, of its distribution of such funds. The purchase money returned to each subscriber or purchaser shall be free and clear of any and all claims of NCRIC or any of its creditors. In such event, NCRIC shall pay any amounts owing to the Escrow Agent or the Transfer Agent pursuant to Section XI.

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VII. Delivery of Payments or Refunds.

     Upon receiving written confirmation from Sandler of the amount of principal or interest due to any subscriber or purchaser, the Escrow Agent shall prepare the necessary checks or money orders. All payments or refunds to be made by the Escrow Agent to a subscriber or purchaser pursuant to Sections V or VI shall be forwarded, by first-class mail, to the last known address of the subscriber or purchaser, as communicated in writing to the Escrow Agent by Sandler, or the subscriber or purchaser. All payments to be made by the Escrow Agent to NCRIC pursuant to Section V shall be forwarded to NCRIC at 1115 30th Street, N.W., Washington, D.C. 20007, Attention: R. Ray Pate, Jr., or issued to such account as NCRIC shall direct, in writing.

VIII. NCRIC Not Entitled to Escrow Amount in Escrow Until Released.

     Until a portion of the Escrow Amount is distributed to it pursuant to
Section V, NCRIC acknowledges that (i) it is not entitled to any portion of the Escrow Amount and (ii) no amounts deposited in the Escrow Account shall become the property of NCRIC or be subject to the liabilities of NCRIC.

IX.  Interest.

     The interest rate payable on funds returned to a purchaser or subscriber or paid to NCRIC shall be the Escrow Agent's "dollar day average" interest rate in effect during the period that such funds were part of the Escrow Amount.

     Interest accrued on the Escrow Amount, but not yet credited to the Escrow Account at the date of disbursement of such funds, shall he paid out to NCRIC or the appropriate subscriber or purchaser, as the case may be, in the amounts calculated promptly after such interest is credited to the Escrow Account.

X.   Escrow Amount May Not Secure Loan.

     Until released in accordance herewith, the Escrow Amount shall at no time be used directly or indirectly as security for a loan or any other obligation of NCRIC and shall be subject to no right, charge, security interest, lien, setoff or claim of any kind in favor of the Escrow Agent or any person claiming through, the Escrow Agent.

XI.  Authority of Escrow Agent and Limitation of Liability.

     (a) In acting hereunder, Escrow Agent shall have only such duties as are specified herein and no implied duties shall be read into this Agreement, and Escrow Agent shall not be liable for any act done, or omitted to be done, by it in the absence of its gross negligence or willful misconduct.

     (b) Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, and may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument and may assume that any person

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purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized so to do.

     (c) Escrow Agent shall be entitled to consult with legal counsel in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel.

     (d) Escrow Agent shall not be required to use its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers, and shall not be required to take any action which, in Escrow Agent's sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory.

     (e) Both NCRIC and Sandler agree to pay to Escrow Agent compensation for its services hereunder to be determined from time to time by the application of the current rates than charged by Escrow Agent for accounts of similar size and
character, with a minimum rate of $         per annum and a maximum of
                                   --------
$           per annum. In the event Escrow Agent renders any extraordinary
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services in connection with the Escrow Account, Escrow Agent shall be entitled to additional compensation therefore provided both NCRIC and Sandler have requested the services and Escrow Agent has informed both NCRIC and Sandler, in writing, of the additional charge. Escrow Agent shall have a first lien against the Escrow Account to secure the obligations of NCRIC and Sandler hereunder. The terms of this paragraph shall survive termination of this Agreement.

     (f) NCRIC and Sandler hereby agree, jointly and severally, to indemnify Escrow Agent and hold it harmless from any and against all liabilities, losses, actions, suits or proceedings at law or in equity, and any other expenses, fees or charges of any character or nature, including, without limitation, attorney's fees and expenses, which Escrow Agent may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement or arising out of the existence of the Escrow Account, except to the extent the same shall be caused by Escrow Agent's gross negligence or willful misconduct. Escrow Agent shall have a first lien against the Escrow Account to secure the obligations of the parties hereunder. The terms of this paragraph shall survive termination of this Agreement.

     (g) In the event Escrow Agent receives conflicting instructions hereunder, Escrow Agent shall be fully protected in refraining from acting until such conflict is resolved to the satisfaction of Escrow Agent.

     (h) Escrow Agent may resign as Escrow Agent, and, upon its resignation, shall thereupon be discharged from any and all further duties and obligations under this Agreement by giving notice in writing of such resignation to NCRIC and Sandler, which notice shall specify a date upon which such resignation shall take effect. Upon the resignation of Escrow Agent, NCRIC and Sandler shall, within sixty (60) business days after receiving the foregoing notice from Escrow Agent, designate a substitute escrow agent (the "Substitute Escrow Agent"), which Substitute Escrow Agent shall, upon its designation and notice of such designation to Escrow

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Agent, succeed to all of the rights, duties and obligations of Escrow Agent hereunder. In the event NCRIC and Sandler shall not have delivered to Escrow Agent a written designation of Substitute Escrow Agent within the aforementioned sixty (60) day period, together with the consent to such designation by the Substitute Escrow Agent, the Escrow Agent may apply to a court of competent jurisdiction to appoint a Substitute Escrow Agent, and the costs of obtaining such appointment shall be reimbursable from NCRIC and Sandler and from the Escrow Funds.

XII. Notices.

     Except as otherwise provided herein, any notice, instruction or instrument to be delivered hereunder shall be in writing and shall be effective upon receipt at the addresses set forth on the signature page hereof or at such other address specified in writing by the addressee, or if to the Escrow Agent, upon receipt via facsimile or telecopier transmission, at the number set forth on the signature page hereof, or at such other number specified by Escrow Agent.

XIII. Amendment.

     This Escrow Agreement may not be amended, modified, supplemented or otherwise altered except by an instrument in writing signed by the parties hereto.

XIV. Termination.

     This Agreement will terminate upon the disbursement of all funds in the Escrow Account, as provided above, by the Escrow Agent.

XV.  Governing Law.

     This is a Delaware contract and shall be governed by Delaware law in all respects.

XVI. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

                    [This space is intentionally left blank.]

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     IN WITNESS WHEREOF, the parties hereto have caused their names to be hereto subscribed by their respective Presidents or Vice Presidents as of the day and year first above written.

NCRIC GROUP,INC.                          WILMINGTON TRUST COMPANY, as
                                          Escrow Agent


By:                                       By:
    ----------------------------------        ----------------------------------
Title:                                    Title:

Address:                                  Address:
1115 30th Street, N.W.
Washington, DC 20007
                                          Rodney Square North
                                          1100 North Market Street
                                          Wilmington, Delaware 19890
Fax No.: (202) 969-1883                   Fax No.: (302) 651-
                                                             -----------
Tel. No.: (202) 969-1866                  Tel. No.: (302) 651-
                                                              ----------
Attention:                                Attention:
           ---------------------------               -------------------

SANDLER O'NEILL & PARTNERS, L.P.


By:
    ----------------------------------
Title:

Address:
919 Third Avenue
6th Floor
New York, NY 10022
Fax No.: (212) 466-7711
Tel. No.: (212) 466-7700
Attention:
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